Exhibit 99.1

AMERI Holdings Announces Financial Results for Q1 2017

Strategic Partnership with NEC Corporation to provide SAP HANA Migration Services

Successfully completed acquisition of ATCG an SAP Cloud Services Company

PRINCETON, N.J., MAY 16, 2017 /PRNewswire/ -- AMERI Holdings, Inc. ("Ameri100" or the "Company") (OTCQB: AMRH), a leading integrated SAP solutions provider, reported financial results for the first quarter ended March 31, 2017.

Ameri100’s Financial Results - First Quarter 2017 vs. First Quarter 2016:

  Total revenue was $12.3 million in the first quarter of 2017 (Q1 2017), compared to $7.0 million in the first quarter of 2016 (Q1 2016);
  Gross profit was $3.3 million, or 27% of total revenue, in Q1 2017, compared to $1.3 million, or 18% of total revenue, in Q1 2016;
  Net loss was $1.2 million, or ($0.09) per diluted share, in Q1 2017, compared to a net loss of $1.1 million, or ($0.09) per diluted share, in Q1 2016;
  Adjusted EBITDA (a non-GAAP financial measure) was $830,173 or 6.7% of total revenue, in Q1 2017, compared to Adjusted EBITDA of ($394,910) or (5.6%) of total revenue, in Q1 2016.

 “2017 has started on an exciting note with the signing of the partnership with NEC America. This underscores our commitment to invest in strategic relationships which strengthen our capabilities to offer world class SAP services. The successful acquisition of ATCG further consolidates our strategic advantage to offer SAP cloud services to customers worldwide. We will continue to focus on building capabilities in Cloud, Digital and Enterprise Services both organically and inorganically” said Giri Devanur, the Company’s Chief Executive Officer.

In March 2017, Ameri100 acquired ATCG Technology Solutions Inc., a system integration firm specializing in providing end-to-end SAP enterprise cloud services. ATCG brings deep expertise in the areas of SAP HANA, Hybris, SuccessFactors, and Business Intelligence. This acquisition reinforces Ameri100's position as a leading global systems integrator and service provider across the SAP product portfolio.

About Ameri100

AMERI Holdings, Inc. is a fast-growing technology services company which provides SAP cloud, digital and enterprise services to clients worldwide. Headquartered in Princeton, New Jersey Ameri100 has offices in New York, Atlanta, Dallas, Phoenix, Kansas City, Folsom, and Toronto. The Company additionally has global delivery centers in India. With its bespoke engagement model, Ameri100 delivers transformational value to its clients across industry verticals. For further information, visit www.ameri100.com

Forward-Looking Statements

This press release includes forward-looking statements that relate to the business and expected future events or future performance of Ameri100 and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," and similar expressions or phrases identify forward-looking statements. Forward-looking statements include, but are not limited to, statements about Ameri100's financial and growth projections as well as statements concerning our plans, predictions, estimates, strategies, intentions, beliefs and other information concerning our business and the markets in which we operate. The future performance of Ameri100 may be adversely affected by the following risks and uncertainties: the level of market demand for our services, the highly-competitive market for the types of services that we offer, market conditions that could cause our customers to reduce their spending for our services, our ability to create, acquire and build new businesses and to grow our existing businesses, our ability to attract and retain qualified personnel, currency fluctuations and market conditions around the world, and other risks not specifically mentioned herein but those that are common to industry. For a more detailed discussion of these factors and risks, investors should review Ameri100's reports on Form 10-K and other reports filed with the Securities and Exchange Commission (the "SEC"), which can be accessed through the SEC's website. Forward-looking statements in this press release are based on management's beliefs and opinions at the time the statements are made. All forward- looking statements are qualified in their entirety by this cautionary statement, and Ameri100 undertakes no duty to update this information to reflect future events, information or circumstances.

Investor and Media Contact:

Carlos Fernandez
100 Canal Pointe Blvd, Suite 108

Princeton, NJ 08540
Phone: (732) 243-9250
Email: investorrelation@ameri100.com

AMERI HOLDINGS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$1,812,600	$1,379,887
Accounts receivable	9,590,446	8,059,910
Investments	82,908	82,908
Other current assets	866,505	542,237
Total current assets	12,352,459	10,064,942
Other assets:
Property and equipment, net	113,505	100,241
Intangible assets, net	11,845,910	8,764,704
Acquired goodwill	21,879,572	17,089,076
Deferred income tax assets, net	3,488,960	3,488,960
Total other assets	37,327,947	29,442,981
Total assets	$49,680,406	$39,507,923

Current liabilities:
Line of credit	3,956,494	3,088,890
Accounts payable	4,468,533	5,130,817
Other accrued expenses	3,147,210	2,165,088
Bank Term Loan	399,996	405,376
Consideration payable – Cash	4,199,238	1,854,397
Consideration payable – Equity	596,763	64,384
Dividend Payable	499,965	-
Total current liabilities	17,268,199	12,708,952

Long term liabilities:
Convertible notes	1,250,000	-
Bank Term Loan – Net of Current Portion	1,023,474	1,536,191
Consideration payable – Cash	3,375,000	2,711,717
Consideration payable – Equity	11,993,723	10,887,360
Total Long-term Liabilities	17,642,197	15,135,268
Total liabilities	34,910,396	27,844,220

Stockholders' equity:
Preferred stock, $0.01 par value; 1,000,000 authorized, 363,611 issued and outstanding as of March 31, 2017 and as of December 31, 2016	3,636	3,636
Common stock, $0.01 par value; 100,000,000 shares authorized, 14,579,417 and 13,885,972 issued and outstanding as of March 31, 2017 and December 31, 2016 respectively.	145,794	138,860
Additional paid-in capital	19,850,002	15,358,839
Accumulated deficit	(5,226,646)	(3,833,588)
Accumulated other comprehensive income (loss)	740	(7,426)
Non-Controlling Interest	(3,516)	3,382
Total stockholders' equity	14,770,010	11,663,703
Total liabilities and stockholders' equity	$49,680,406	$39,507,923

AMERI HOLDINGS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended March 31,
	2017	2016

Net revenue	$12,340,927	$7,012,964
Cost of revenue	9,039,577	5,757,307
Gross profit	3,301,350	1,255,657

Operating expenses:
Selling and marketing	332,310	31,350
General and administration	2,701,145	1,718,590
Acquisition related expenses	209,344	375,405
Depreciation and amortization	689,100	111,628
Operating expenses	3,931,899	2,236,973
Operating income (loss):	(630,549)	(981,316)

Interest expense	(90,806)	(113,746)
Interest income/other income	-	2,005
Other expense	(4,149)	(2,304)
Total other income (expenses)	(94,955)	(114, 045)
Income (loss) before income taxes	(725,504)	(1,095,361)
Income tax benefit (provision)		(2,020)
Net income (loss) after tax	(725,504)	(1,097,381)
Dividend on Preference Shares	(499,965)	-
Net income (loss) attributable to the Company	(1,225,469)	(1,097,381)
Non-Controlling Interest	3,516
Foreign exchange translation adjustment	5,335	(62,890)
Net income (loss)	$(1,216,618)	(1,160,271)
Basic income (loss) per share attributable to the Company	$(0.09)	$(0.09)
Diluted income (loss) per share attributable to the Company	$(0.09)	$(0.09)

Basic weighted average number of shares	14,094,536	11,874,361
Diluted weighted average number of shares	14,094,536	11,874,361

AMERI HOLDINGS, INC.
UNAUDITED RECONCILIATION OF NET INCOME/(LOSS) ATTRRIBUTABLE TO COMPANY TO EBITDA & ADJUSTED EBITDA

	Three Months Ended March 31,
	2017	2016

Net income (loss) attributable to the Company :	$(1,225,469)	$(1,097,381)
Preference dividend	499,965	—
Depreciation and amortization	689,100	111,628
Interest expense and other, net	90,806	113,761
Earnings before interest, tax, depreciation and amortization (EBITDA)	54,402	(871,992)
Stock based compensation expense	566,427	101,677
Acquisition related expenses	209,344	375,405
Adjusted (EBITDA)	$830,173	$(394,910)